THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trusts (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the Commonwealth of Massachusetts with respect to The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds, or a statutory trust organized under the State of Delaware with respect to Catholic Responsible Investments Funds, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Kathleen Gaffney	Date: January 25, 2022
Kathleen Gaffney
Trustee

THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trusts (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the Commonwealth of Massachusetts with respect to The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds, or a statutory trust organized under the State of Delaware with respect to Catholic Responsible Investments Funds, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Monica Walker	Date: January 25, 2022
Monica Walker
Trustee